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                                                                   EXHIBIT 99.D

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                              BLUEGREEN CORPORATION

                   8% Convertible Note due September 11, 2002


No.                                                          September 11, 1997
   ---

         BLUEGREEN CORPORATION, a Massachusetts corporation (the "Company"), for value received, hereby promises to pay to ________________ or assigns, the principal amount of _________________ ($___________) on September 11, 2002, with interest (computed on the basis of the actual number of days elapsed over a 365-day year) on the unpaid balance of such principal amount at the rate of 8% per annum from the date hereof, payable quarterly in arrears on December 11, March 11, June 11 and September 11 of each year, commencing on December 11, 1997 and at maturity, whether by demand, declaration or acceleration; provided that during the continuance of any Event of Default interest on the unpaid principal of and (to the extent permitted by law) on the unpaid interest on each Note shall accrue at a rate of eleven percent (11%) per annum and provided further that in no event shall the amount paid or agreed to be paid by the Company as interest and premium on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to.

         This Note is one of the Company's 8% Convertible Notes due September 11, 2002, limited to $6,000,000 aggregate principal amount, issued pursuant to a Note Purchase Agreement dated as of September 11, 1997 (as amended from time to time, the "Note Purchase Agreement") between the Company and the purchasers named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with and subject to the terms thereof. Capitalized terms used but not defined in this Note shall have the meanings given to them in the Note Purchase Agreement.

         The outstanding principal balance of this Note is convertible at the option of the holder hereof at any time after the date of this Note upon surrender hereof, with the notice of conversion attached hereto duly executed, at the principal executive office of the Company at the unpaid



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principal amount hereof or any portion of such principal amount into shares of
Common Stock of the Company as such shares shall be constituted at the time of conversion, at the Conversion Price in effect upon the date of conversion, all as provided in the Note Purchase Agreement.

         In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement and the holder hereof shall have all of the rights and remedies set forth in the Note Purchase Agreement.

         The parties hereto, including the maker and all endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note. The Company shall pay to the holder of this Note any and all reasonable costs and expenses of collection on this Note following an Event of Default, including reasonable attorneys' fees, expenses and disbursements.

         This Note shall be governed by the laws of The Commonwealth of Massachusetts and is executed as a sealed instrument under such laws.


                                              BLUEGREEN CORPORATION


                                              By:
                                                 -----------------------------
                                                                     (Title)













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                               FORM OF ASSIGNMENT

                    [To be signed only upon transfer of Note]


         For value received, the undersigned hereby sells, assigns and transfers unto _______________________ the within Note, and appoints _____________________
Attorney to transfer such Note on the books of BLUEGREEN CORPORATION with full power of substitution in the premises.

Date:  _________________,_____.


                                          ----------------------------------
                                          (Signature must conform in all
                                          respects to name of Holder as
                                          specified on the face of the Note)

Signed in the presence of


-----------------------------






















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                              NOTICE OF CONVERSION

                   [To Be Signed Only upon Conversion of Note]


To BLUEGREEN CORPORATION

         The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock of BLUEGREEN CORPORATION to the extent of $_________* unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to _________________________, whose address is____________________________________


Dated:  ___________________, ____.

                                          -----------------------------------
                                          (Signature must confirm in all
                                          respects to name of Holder as
                                          specified on the face of the Note)


                                          -----------------------------------
                                          (Address)


--------------------
      *Insert here the unpaid principal amount of the Note (or, in the case of a partial conversion, the portion thereof as to which the Note is being converted). In the case of a partial conversion, a new Note or Notes will be issued and delivered, representing the unconverted portion of the unpaid principal amount of this Note, to or upon the order of the holder surrendering such Note.





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